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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                               February 8, 2001
                               ----------------
                       (Date of earliest event reported)


                          Farmers & Merchants Bancorp
                          ---------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


     1.000 - 26099                                         94-3327828
     -------------                                         ----------
(Commission File Number)                       (IRS Employer Identification No.)


               121 West Pine Street, Lodi, California  95240-2184
               --------------------------------------------------
           (Address of principal executive offices)    (Zip Code)


                                (209) 334-1101
                                --------------
             (Registrant's telephone number, including area code)


                                Not Applicable
                                --------------
         (Former name or former address, if changes since last report)
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Item 5.  Other Events
         ------------

     Attached as Exhibit 99. - Press release dated February 8, 2001, disclosing the Company's year-end financial performance.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FARMERS & MERCHANTS BANCORP



                                        By   /s/ John R. Olson

                                             John R. Olson
                                             Executive Vice President
                                             & Chief Financial Officer


Date:  February 8, 2001